UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                           --------------------
                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: March 8, 2004


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)



         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)



                733 Third Avenue, New York, New York 10017
                 (Address of principal executive offices)
                                (Zip Code)



                              (212) 599-8000
           (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (C)  Exhibits:

        99.1 Press Release of Financial Federal Corporation (the "Registrant") dated March 8, 2004 announcing earnings for the fiscal quarter ended January 31, 2004 (furnished, and not filed, herewith solely pursuant to Item 12).


Item 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          -----------------------------------------------------------

     On March 8, 2004, the Registrant reported its results of operations for its fiscal quarter ended January 31, 2004. A copy of the press release issued by the Registrant reporting these results is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     In addition to reporting financial results in accordance with generally accepted accounting principles ("GAAP"), the Registrant provides net earnings and diluted earnings per share for the first half of fiscal 2003 excluding a $1.1 million after-tax loss on the redemption of the Registrant's convertible debt. These measures are not in accordance with GAAP. The Registrant's management believes these amounts are useful to investors in comparing the Registrant's operating performance for fiscal 2004 to fiscal 2003. The excluded loss was a result of the Registrant calling its 4.5% convertible subordinated notes for redemption. The notes were called to eliminate their dilutive effect. This was a non-recurring event.

                              EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   --------------------------------------------------------------
99.1          Press Release of Financial Federal Corporation (the
              "Registrant") dated March 8, 2004 announcing earnings for the fiscal quarter ended January 31, 2004 (furnished, and not filed, herewith solely pursuant to Item 12).

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


March 10, 2004
--------------
(Date)